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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                 AMENDMENT NO. 1
                                       TO
                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                        KENTEK INFORMATION SYSTEMS, INC.
                              (NAME OF THE ISSUER)

                              KE ACQUISITION CORP.
                                PHILIP W. SHIRES
                     (NAME OF THE PERSONS FILING STATEMENT)

                      COMMON STOCK $.01 PAR VALUE PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                    490807104
                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                             ----------------------

                                PHILIP W. SHIRES
                              KE ACQUISITION CORP.
                              2945 WILDERNESS PLACE
                             BOULDER, COLORADO 80301
                            TELEPHONE: (303) 440-5500
       (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE
        NOTICES AND COMMUNICATIONS ON BEHALF OF PERSONS FILING STATEMENT)

                             ----------------------

                                    COPY TO:
     JAMES H. CARROLL, ESQ.                      THOMAS R. STEPHENS, ESQ.
      COOLEY GODWARD LLP                   BARTLIT BECK HERMAN PALENCHAR & SCOTT
2595 CANYON BOULEVARD, SUITE 250                    511 SIXTEENTH STREET
    BOULDER, COLORADO 80302                        DENVER, COLORADO 80202
   TELEPHONE: (303) 546-4000                     TELEPHONE: (303) 592-3100

This statement is filed in connection with (check the appropriate box):
[X] (a) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
[ ] (b) The filing of a registration statement under the Securities Act of 1933.
[ ] (c)  A tender offer.
[ ] (d)  None of the above.
Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

                           CALCULATION OF FILING FEE:

         TRANSACTION VALUATION*                  AMOUNT OF FILING FEE**
         ----------------------                  ----------------------
              $38,168,420                               $7,633.68

* For purposes of calculating the fee only. The amount assumes the purchase of 4,604,152 shares of Common Stock, par value $.01 per share, of Kentek Information Systems, Inc. at $8.29 net in cash per share for shares not owned by the persons filing this statement.
** The amount of the filing fee calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934 equals 1/50th of 1% of the value of the shares to be purchased.
[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      Amount Previously Paid:                             Filing Parties:
           $7,633.68                                    KE Acquisition Corp.
                                                          Philip W. Shires

     Form or Registration No.:                               Date Filed:
          Schedule 13E-3                                    June 6, 1999

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                                  INTRODUCTION

     This Rule 13E-3 Transaction Statement (the "Schedule 13E-3") relates to a Merger Agreement, dated as of May 14, 1999 (as amended from time to time, the "Merger Agreement"), among Kentek Information Systems, Inc., a Delaware corporation ("Kentek"), and KE Acquisition Corp., a Delaware corporation ("KE Acquisition"), pursuant to which KE Acquisition will merge with and into Kentek (the "Merger"). A copy of the Merger Agreement is filed as Annex A to the Proxy Statement on Schedule 14A (the "Proxy Statement") filed by Kentek with the Securities and Exchange Commission (the "Commission") on the date hereof. This
Schedule 13E-3 is being filed by KE Acquisition and Philip W. Shires, the sole stockholder of KE Acquisition.

     The following responses and cross-references are being supplied pursuant to General Instruction F to Schedule 13E-3 and show the locations in the Proxy Statement (including all annexes and appendices thereto) of the information required to be included in response to the items of this Schedule 13E-3. The information set forth in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Schedule 13E-3 are qualified in their entirety by reference to the information contained in the Proxy Statement and the exhibits thereto.

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a) Kentek is the issuer of the securities subject to this Schedule 13E-3. The information set forth in the section entitled "Summary--The Company" is incorporated herein by reference.

     (b) The information set forth in the cover page to the Proxy Statement and in the sections entitled "Price of the Common Stock" and "The Special Meeting--Record Date; Stock Entitled to Vote; Quorum" is incorporated herein by reference.

     (c)-(d) The information set forth in the section entitled "Price of the Common Stock" is incorporated herein by reference.

     (e) Not applicable.

     (f) The information set forth in the section entitled "Special Factors--Relevant Background Information" is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

     (a)-(d) and (g) This Statement is being filed by KE Acquisition and Philip
W. Shires, the sole stockholder of KE Acquisition. See "Buyer". The information set forth in the cover page to the Proxy Statement and in the sections entitled "Summary--The Buyer," "--The Company," "Buyer," and Annex D to the Proxy Statement is incorporated herein by reference.

     (e)-(f) Neither Kentek nor KE Acquisition, or to the best knowledge of the officers and directors of KE Acquisition and Kentek, any of the persons listed in Annex D to the Proxy Statement has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or been a party to a civil proceeding that resulted in a judgment, decree or final order finding any violation of U.S. or state securities laws or enjoining further violations of, or prohibiting activities to, any such law.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)(1) The information set forth in the sections entitled "Background of the Merger--Background of the Proposed Merger Transaction," "--Certain Transactions," and "Special Factors--Certain Effects of the Transaction" is incorporated herein by reference.


                                       i.

     (2) The information set forth in the sections entitled "Special Factors" and "Background of the Merger" is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Special Factors," "Background of the Merger--Background of the Proposed Merger Transaction," and "--Plans For Kentek After the Merger; Conduct of the Business of Kentek if the Merger is not Consummated" is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

     (a)-(b) The information set forth in the sections entitled "Certain Provisions of the Merger Agreement," "The Merger," "Special Factors--Certain Effects of the Transaction," "Background of the Merger--Background of the Proposed Merger Transaction" and "--Plans for Kentek After the Merger; Conduct of the Business of Kentek if the Merger is not Consummated" is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a)-(g) The information set forth in the sections entitled "Special Factors--Certain Effects of the Transaction," "Background of the Merger--Plans for Kentek After the Merger; Conduct of the Business of Kentek if the Merger is not Consummated," "The Merger," "Certain Provisions of the Merger Agreement" and "Price of Kentek Common Stock" is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a)-(d) The information set forth in the sections entitled "The Merger--Merger Financing" and "Certain Provisions of the Merger
Agreement--Payment of Fees and Expenses" is incorporated herein by reference.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a)-(c) The information set forth in the sections entitled "Special Factors--Purpose of the Merger" and "Background of the Merger--Plans For Kentek After the Merger; Conduct of the Business of Kentek if the Merger is not Consummated" is incorporated herein by reference.

     (d) The information set forth in the sections entitled "The Merger--Certain Federal Income Tax Consequences," "--Merger Consideration," "--Accounting Treatment," "Certain Provisions of the Merger Agreement--Structure; Timing," "--Employee and Director Stock Options," "--Conversion of Shares," "--Consequences of the Merger" and "Special Factors--Certain Effects of the Transaction" is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

     (a) The information set forth in the sections entitled "Special Factors--Purpose of the Merger" and "Background of the Merger--Reasons of Kentek for the Merger; Fairness of the Merger" is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Special Factors--Relevant Background Information," "--Purpose of the Merger," "Background of the Merger--Reasons of Kentek for the Merger; Fairness of the Merger," "--Background of the Proposed Merger Transaction" and "--Opinion of Financial Advisor to the Special Committee" is incorporated herein by reference.

     (c) The information set forth in the section entitled "The Special Meeting--Required Votes" is incorporated herein by reference.


                                      ii.

     (d) The information set forth in the sections entitled "Background of the Merger--Opinion of Financial Advisor to the Board and the Special Committee," "--Background of the Proposed Merger Transaction" and "--Reasons of Kentek for the Merger; Fairness of the Merger" is incorporated herein by reference.

     (e) The information set forth in the cover page to the Proxy Statement and in the sections entitled "Background of the Merger--Recommendation of the Special Committee and the Board of Directors" is incorporated herein by reference.

     (f) Not applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a) The information set forth in the sections entitled "Background of the Merger--Background of the Proposed Merger Transaction" and "--Opinion of Financial Advisor to the Board and the Special Committee" is incorporated herein by reference.

     (b)(1)-(5) The information set forth in the sections "Background of the Merger--Background of the Proposed Merger Transaction" and "--Opinion of Financial Advisor to the Board and the Special Committee" is incorporated herein by reference.

     (b)(6) The information set forth in the section entitled "Background of the Merger--Opinion of Financial Advisor to the Board and the Special Committee" is incorporated herein by reference.

     (c) The information set forth in the sections entitled "Available Information" and "Special Factors--Opinion of Financial Advisor to the Special Committee" is incorporated herein by reference.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

     (a) The information set forth in the sections entitled "Security Ownership of Certain Beneficial Owners and Management," "The Merger--Interests of Certain Persons in the Merger" and Annex D to the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Security Ownership of Certain Beneficial Owners and Management" is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in the sections entitled "Background of the Merger--Background of the Proposed Merger Transaction," "The Merger--Merger Financing" and "Certain Provisions of The Merger Agreement" is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) The information set forth in the sections entitled "Summary--The Special Meeting," "--Security Ownership of Management," "The Merger--Interests of Certain Persons in The Merger" and "The Special Meeting--Required Votes" is incorporated herein by reference.

                                      iii.

     (b) The information set forth in the sections entitled "Special Factors--Purpose of the Merger," "Background of the Merger--Recommendation of the Special Committee and the Board of Directors," "--Background of the Proposed Merger Transaction" and "--Reasons of Kentek for the Merger; Fairness of the Merger" is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in the sections entitled "Appraisal Rights," "The Special Meeting--Appraisal Rights" and "Annex C--Section 262 of the Delaware General Corporation Law" is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.

ITEM 14.  CONSOLIDATED FINANCIAL STATEMENTS.

     (a)(1) The information set forth in the section entitled "Annex E--Annual Report on Form 10-K for the Fiscal Year Ended June 30, 1998" is incorporated herein by reference.

     (2) The information set forth in the section entitled "Annex F--Quarterly Report on Form 10-Q for the Period Ended March 31, 1999" is incorporated herein by reference.

     (3)-(4) The information set forth in the section entitled "Selected Consolidated Financial Data of Kentek" is incorporated herein by reference.

     (b)(1)-(3)  Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) The information set forth in the sections entitled "Background of the Merger--Background of the Proposed Merger Transaction" and "The Special Meeting--Solicitation of Proxies" is incorporated herein by reference.

     (b) The information set forth in the sections entitled "The Special Meeting--Solicitation of Proxies" and "Certain Provisions of the Merger Agreement--Payment of Fees and Expenses," is incorporated herein by reference.

ITEM 16.  ADDITIONAL INFORMATION.

     Additional Information is set forth in the Proxy Statement which is incorporated herein by reference in its entirety.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

     The Exhibit Index attached to this Transaction Statement is incorporated herein by reference.


                                      iv.

                                    SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF ITS KNOWLEDGE AND BELIEF, EACH OF THE UNDERSIGNED CERTIFIES THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.

Dated:  July 27, 1999                     KE ACQUISITION CORP.



                                          By:  /s/ Philip W. Shires
                                               ---------------------------------
                                          Name:  Philip W. Shires
                                          Title:    President



                                                /s/ Philip W. Shires
                                          --------------------------------------
                                                    PHILIP W. SHIRES




                                       v.

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                            DESCRIPTION
--------                          -----------

17(a)         Not Applicable

17(b)(1) Fairness Opinion of Janney Montgomery Scott (incorporated herein by reference to Annex B to the Proxy Statement filed as Exhibit 17(d)(1) hereto).

17(b)(2) Presentation to the Board of Directors of Kentek Information Systems, Inc., by Janney Montgomery Scott, dated May 14, 1999.

17(c)(1) Merger Agreement, dated as of May 14, 1999, among Kentek and KE Acquisition (incorporated herein by reference to Annex A to the Proxy Statement filed as Exhibit 17(d)(1) hereto).

17(d)(1)      Proxy Statement (filed herewith).

17(e) Section 262 of the Delaware General Corporation Law (incorporated herein by reference to Annex C to the Proxy Statement filed as
              Exhibit 17(d)(1) hereto).

17(f)         Not applicable.



                                      vi.